UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 21, 2006

Lexington Corporate Properties Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12386	13-3717318
(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015
New York, New York	10119-4015
(Address of Principal Executive Offices)	(Zip Code)

(212) 692-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 21, 2006, officers of Lexington Corporate Properties Trust (the “Trust”) delivered an investor presentation at the Trust’s Analyst/Investor Day that included written communication comprised of slides. The slides presented at the Analyst/Investor Day are being furnished as Exhibit 99.1 hereto. An archive of the webcast and slide presentation will be available through the Trust’s website located at www.lxp.com in the Investor Relations/Presentations section for a period of 30 days after the event. Thereafter, an archive of the slide presentation will be available through the Trust's website located at www.lxp.com in the Investor Relations/Presentations section for a period of at least 12 months from its first posting.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits
99.1	Lexington Corporate Properties Trust Analyst/Investor Day Presentation.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Corporate Properties Trust

Date: March 27, 2006	By:	/s/ T. Wilson Eglin
T. Wilson Eglin
Chief Executive Officer

Exhibit Index

Exhibit Number	Description
99.1	Lexington Corporate Properties Trust Analyst/Investor Day Presentation.